OTHER EXPENSES (INCOME), NET (Tables)	12 Months Ended
Dec. 31, 2015
OTHER EXPENSES (INCOME), NET [Abstract]
Schedule of Other Expenses (Income)
	Year ended December 31,
	2015	2014	2013

Impairment of intangibles assets (see also Note 9)	$3,289	$1,705	$323
Impairment of goodwill (see also Note 2m)	3,843	1,185	-
Changes in the fair value contingent consideration	(4,105)	(3,012)	1,209
Impairment of investment in an affiliated company(*)	-	-	1,000
Gain from loss of control (**)	-	-	(7,273)
Changes in the fair value of Iluminage Beauty (***)	330	4,590	-
Other	(427)	-	118

Total	$2,930	$4,468	$(4,623)

(*)
On March 15, 2012, Syneron invested in Juvenis, an Israel-based company. Under the terms of the agreement, Syneron made an initial investment in Juvenis of $1,000 in cash. On November 11, 2013, Juvenis' board of directors resolved that Juvenis should cease its operations due to lack of funds.  Refer to note 4 for further details.

(**)
On December 9, 2013, based on the fair value method, the Company recorded an investment in Iluminage Beauty of $24,720, which represented the fair value of Iluminage Beauty 's common stock held by the Company on the deconsolidation date and recorded a gain on deconsolidation of $7,273.

(***)
During 2014 and 2015, the Company recorded a loss in the amount of $4,590 and $330 respectively, due to changes in the fair value of its investment in Iluminage Beauty.  Refer to Notes 4 and 1b3 for further details.